EXHIBIT 10.47

INSTR # 2007036370 OR BK 2908 Pages 1513 - 1523 RECORDED 06/12/07 15:44:49 CLAY COUNTY DEPUTY CLERK CASTERLINEH AG#1

AMENDMENT TO MEMORANDUM OF LEASE

AND SPECIFIC PROPERTY LEASE AMENDMENT

THIS FIRST AMENDMENT TO MEMORANDUM OF LEASE AND SPECIFIC PROPERTY LEASE AMENDMENT (hereinafter this “Amendment” ) is dated as of the 8th day of June, 2007, and is between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant have heretofore entered into (i) a certain Second Amended and Restated Master Lease Agreement No. 1 dated as of April 27, 2007 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Lease”) demising to Tenant, among other properties, the real property described in Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), and (ii) a Memorandum of Lease (the “Memorandum”) dated as of April 20, 2001, and recorded on April 27, 2001, in the Official Records of Clay County, Florida, Book 1934, Page 1858, which Memorandum provides record notice of the Lease, as it applies to the Premises.

B. Contemporaneously herewith, the City of Green Cove Springs is purchasing a portion of the Premises legally described in Exhibit B attached hereto and made a part hereof (the “Parcel”).

C. Lessor and Tenant desire to amend the Lease, as it relates to the Premises, and to amend the Memorandum.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Effective as of 6-8-07, the Memorandum, and the Lease as it applies to the Premises, are amended: (a) to terminate the Memorandum and the Lease as they apply to the Parcel, and (b) to confirm and adopt, as the revised legal description for the Premises, the amended legal description (the “Amended Premises”) that is attached hereto and made a part hereof as Exhibit C.

2. This Amendment is being executed solely to give notice of the Lease, as it relates to the Amended Premises, and to amend the Memorandum and the Lease as they apply to the Amended Premises, and is not intended to amend the Lease in any respect other than as expressly provided in Paragraph 1 above. Without limitation of the foregoing, Lessor and Tenant acknowledge and agree that the Lease relates to the Amended Premises and multiple other properties and that, as provided in the Lease, the Lease demises all of such properties as a unified commercial operating lease and Lessor is not obligated, and may not be required, to lease less than all of such properties pursuant to the Lease.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:		/s/ John Cowgill
Name:		John Cowgill
Title:		VP.

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:		/s/ John Cowgill
Name:		John Cowgill
Title:		VP.

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:		Ventas, Inc., a Delaware corporation,
its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF	Kentucky	)
) ss
COUNTY OF	Jefferson	)

On June 7, 2007, before me, Patricia Burkhead personally appeared John Cowgill, the V.P. of Facilities Management of KINDRED HEALTHCARE, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Patricia A. Burkhead	Patricia A. Burkhead
(This area for official seal)	Notary Public, State at Large, KY
My commission expires Oct. 29, 2007

STATE OF	Kentucky	)
) ss
COUNTY OF	Jefferson	)

On June 7, 2007, before me, Patricia Burkhead personally appeared John Cowgill, the V.P. of Facilities Management of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Patricia A. Burkhead	Patricia A. Burkhead
(This area for official seal)	Notary Public, State at Large, KY
My commission expires Oct. 29, 2007

STATE OF Kentucky	)
	)	ss
COUNTY OF Jefferson	)

On June 7, 2007, before me, Barbara F. Thompson personally appeared T. Richard Riney, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, as the Executive Vice President, General Counsel and Secretary of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a. Delaware limited partnership, and that by his signature on the instrument the aforesaid corporation executed the instrument, as the general partner and on behalf of the aforesaid limited partnership.

WITNESS my hand and official seal.

Signature	/s/ Barbara F. Thompson
Notary Public, State at Large, KY
(This area for official seal) My Commission expires: December 9, 2010.

EXHIBIT A

Premises

PARCEL A:

Lots 1, 5, 6, 7 and 8 of GOLFAIR, according to plat thereof recorded in Plat Book 6, Page 23 of the Public Records of Clay County, Florida.

PARCEL B:

Lots 2, 3, 4 and 9, GOLFAIR, according to plat thereof recorded in Plat Book 6, Page 23 of the Public Records of Clay County, Florida.

PARCEL C:

A portion of Block 54, PALMER AND FERRIS TRACT, Green Cove Springs, Clay County, Florida, according to Plat Book 2, Page 1, Public Records of said county, being more particularly described as follows:

For a Point of Beginning commence at a point where the West line of Claude Street intersects the South line of Golfair Street according to Plat Book 6, Page 23 of the Public Records of Clay County and run thence North 72°45’ East 246.0 feet; run thence South 17°15’ East 124.0 feet to a point; thence North 72°45’ East 420.0 feet to a point; thence South 17°15’ East 56 feet to a point; thence South 72°45’ West 1282.94 feet to a point; thence South 19°42’36” East 40.04 feet to a point; thence South 70°17’24” West 273.50 feet to a point on the Easterly line of the Railroad right-of-way as per Deed Book 68, Page 217, Public Records of Clay County, Florida; thence North along the Easterly right-of-way of said Railroad right-of-way to a point which intersects the Southerly right-of-way of Oak Street; thence North 72°45’ East 698.91 feet along the Southerly right-of-way of Oak Street to a point; thence south 17°15’ East 420.0 feet along the Westerly right-of-way line of Claude Street to the point of Beginning, EXCEPTING THEREFROM that portion conveyed to Green Cove Springs Public Health Authority in O.R. Volume 350, Page 627.

PARCEL D:

A parcel of land located in Block 54 (said Block being known as the “Golf Course”), Green Cove Springs, Florida, according to plat recorded in Plat Book 2, Page 1, Public Records of Clay County, Florida, more particularly described as follows:

Commence at the intersection of the Southern terminus of the center line of Green Street and the south line of Oak Street; run thence East along the southerly boundary line of Oak Street 210 feet; thence turn at right angle and run South 544 feet; thence turn at right angle and run West 420 feet; thence turn at right angle and run North 544 feet; thence turn at right angle and run East along the southerly line of Oak Street 210 feet to the Point of Beginning.

PARCEL E:

A parcel of land situated in Block 54, Palmer Ferris Tract, Green Cove Springs, Clay County, Florida, according to Plat Book 2, page 1 of the Public Records of said county, said parcel being more particularly described as follows:

Begin at the intersection of the Westerly line of Palmetto Avenue with the Southerly line of Golfair Street according to Plat Book 6, Page 2 of said Public Records; thence on last said line run South 72°45” West 747.70 feet; thence South 17°15’ East 300.00 feet; thence North 72°45’ East 748.40 feet to the Westerly line of said Palmetto Avenue; thence on last said line North 17°23’ West 37.00 feet; thence South 72°45’ West 210.00 feet; thence North 17°23’ West 210.00 feet; thence North 72°45’ East 210.00 feet to the Westerly line of said Palmetto Avenue; thence on last said line North 17°23’ West 53.00 feet to the Point of Beginning.

PARCEL F:

Lots 2, 3, 4, 5, 6, 7 and 8, a Replat of Borden Oaks Subdivision as recorded in Plat Book 6, Page 2 of the Public Records of Clay County, Florida.

EXHIBIT B

Parcel

PARCEL C:

A portion of Block 54, Palmer and Ferris Tract, Green Cove Springs, Clay County, Florida, according to Plat Book 2, page 1, public records of said county, being more particularly described as follows:

For a Point of Beginning commence at a point where the West line of Claude Street intersects the South line of Golfair Street according to Plat Book 6, page 23 of the public records of Clay County and run thence North 72 degrees 45 minutes East 246.00 feet; run thence South 17 degrees 15 minutes East 124.00 feet to a point; thence North 72 degrees 45 minutes East 420.00 feet to a point; thence South 17 degrees 15 minutes East 56.00 feet to a point; thence South 72 degrees 45 minutes West 1282.94 feet to a point; thence South 19 degrees 42 minutes 36 seconds East 40.04 feet to a point; thence South 70 degrees 17 minutes 24 seconds West 272.93 feet to a point on the Easterly line of the Railroad right-of-way as per Deed Book 68, page 217, Public Records of Clay County, Florida; Thence on said Easterly line of said Railroad right-of-way run the following 2 courses: 1) Northerly on the arc of a curve concave to the Easterly and having a radius of 1935.00 feet, a chord distance of 291.94 feet, the bearing of said chord being North 03 degrees 29 minutes 21 Seconds West; 2) North 00 degrees 50 minutes 14 seconds East 387.29 feet to a point which intersects the Southerly right-of-way of Oak Street; thence North 72 degrees 45 minutes East 298.22 feet along the Southerly right-of-way of Oak Street to the Westerly line of lands described in Official Records Book 350, page 627, of said Public Records; Thence on last said line South 17 degrees 15 minutes 00 seconds East 550.00 feet to the Southerly line thereof; Thence on last said line North 72 degrees 45 minutes 00 seconds East 400.00 feet to the Easterly line thereof; Thence on last said line North 17 degrees 15 minutes 00 seconds West 130.00 feet to the Point of Beginning, being 7.72 acres, more or less, in area, and being the same lands as those described in Official Records Book 1763, page 767, of said Public Records.

PARCEL D-South:

All that portion of those lands described as Parcel “D”, as recorded in Official Records Book 1763, page 767, of the Public Records of Clay County, Florida, lying Southerly of that certain 15 foot wide Perpetual Wastewater Easement as recorded in Official Records Book 310, page 63, of said Public Records, said portion being described as:

A Parcel of land located in Block 54 (said Block being known as the “Golf Course”), Green Cove Springs, Florida, according to Plat recorded in Plat Book 2, page 1, Public Records of Clay County, Florida, more particularly described as follows:

Commence at the intersection of the Southern terminus of the center line of Green Street and the South line of Oak Street; run thence North 72 degrees 45 minutes 00 seconds East along the Southerly boundary line of Oak Street 210.00 feet to the Easterly line of said Parcel D; Thence on last said line run the following 2 courses: 1) South 17 degrees 15 minutes 00 seconds East 420.00 feet to the Southerly line of said Perpetual Wastewater Easement and the Point of Beginning; 2) South 17 degrees 15 minutes 00 seconds East 124.00 feet to the Southerly line of said Parcel “D”; Thence on last said line run South 72 degrees 45 minutes 00 seconds West 420.00 feet to the Westerly line thereof; Thence on last said line run North 17 degrees 15 minutes 00 seconds West 124.00 feet to said Southerly line of said Perpetual Wastewater Easement; Thence on last said line run North 72 degrees 45 minutes 00 seconds East 420.00 feet to the Point of Beginning, being 1.20 acres, more or less, in area.

PARCEL E:

A parcel of land situated in Block 54, Palmer and Ferris Tract, Green Cove Springs, Clay County, Florida, according to Plat Book 2, page 1 of the public records of said county, said parcel being more particularly described as follows:

Begin at the intersection of the Westerly line of Palmetto Avenue with the Southerly line of Golfair Street according to Plat Book 6, page 2 of said public records; thence on last said line run South 72 degrees 45 minutes West 747.70 feet; thence South 17 degrees 15 minutes East 300.00 feet; thence North 72 degrees 45 minutes East 748.40 feet to the Westerly line of said Palmetto Avenue; thence on last said line North 17 degrees 23 minutes West 37.00 feet; thence South 72 degrees 45 minutes West 210.00 feet; thence North 17 degrees 23 minutes West 210.00 feet; thence North 72 degrees 45 minutes East 210.00 feet to the Westerly line of said Palmetto Avenue; thence on last said line North 17 degrees 23 minutes West 53.00 feet to the Point of Beginning, being 4.14 acres, more or less, in area.

EXHIBIT C

Amended Premises

PARCEL A:

Lots 1, 5, 6, 7 and 8 of GOLFAIR, according to plat thereof recorded in Plat Book 6, Page 23 of the Public Records of Clay County, Florida.

PARCEL B:

Lots 2, 3, 4 and 9, GOLFAIR, according to plat thereof recorded in Plat Book 6, Page 23 of the Public Records of Clay County, Florida.

PARCEL D:

A Parcel of land located in Block 54 (said Block being known as the “Golf Course”), Green Cove Springs, Florida, according to Plat recorded in Plat Book 2, Page 1, Public Records of Clay County, Florida, more particularly described as follows:

Commence at the intersection of the Southern terminus of the center line of Green Street and the South line of Oak Street; run thence North 72 degrees 45 minutes 00 seconds East along the Southerly boundary line of Oak Street 210.00 feet to the Easterly line of said Parcel “D”; Thence on last said line run South 17 degrees 15 minutes 00 seconds East 420.00 feet to the Southerly line of said Perpetual Wastewater Easement; Thence on last said line run South 72 degrees 45 minutes 00 seconds West 420.00 feet to the Westerly line thereof; Thence on last said line run North 17 degrees 15 minutes 00 seconds West 420.00 feet to the South line of Oak Street; Thence on last said line run North 72 degrees 45 minutes 00 seconds East 210.00 feet to the Point of Beginning.

PARCEL F:

Lots 2, 3, 4, 5, 6, 7 and 8, a Replat of Borden Oaks Subdivision as recorded in Plat Book 6, Page 2 of the Public Records of Clay County, Florida.